UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2010 (March 18, 2010)
American Claims Evaluation, Inc.
(Exact name of registrant as specified in its charter)

New York	0-14807	11-2601199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York	11753

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (516) 938-8000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Reference is made to Item 8.01 of this Current Report on Form 8-K.

Item 8.01	Other Events
Effective March 18, 2010, American Claims Evaluation, Inc. (the “Company”) changed its corporate name to American Learning Corporation.
On February 17, 2010, the Company filed an information statement on Schedule 14C with the Securities and Exchange Commission to furnish shareholders with notification of the corporate name change to “American Learning Corporation”. The Company effected the name change by filing a Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of New York on March 18, 2010. The Company’s common stock, par value $.01 per share, will now trade on the NASDAQ Capital Market under the symbol “ALRN”.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit 3.3	Certificate of Amendment of the Certificate of Incorporation of the Company.
Exhibit 99.1	Press Release of American Claims Evaluation, Inc., dated March 19, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2010	AMERICAN CLAIMS EVALUATION, INC.
	By:	/s/ Gary Gelman
Gary Gelman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.3	Certificate of Amendment of the Certificate of Incorporation of the Company.
Exhibit 99.1	Press Release of American Claims Evaluation, Inc., dated March 19, 2010.

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